February 17, 2006

Securities and Exchange Commission
100 F Street N.E.
Washington, D.C. 20549

RE:	Teda Travel, Inc. File Ref. No 000-29077

We have read the statements of Teda Travel, Inc. pertaining to our firm included under Item 4.01 of Form 8-K dated November 18, 2005, as amended November 19, 2005 and February 17, 2006, and agree with such statements as they pertain to our firm.

Regards

/s/ Webb & Company, P.A.

Webb & Company, P.A.